Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.24AT

THIRD AMENDMENT

TO THE

AMENDED AND RESTATED PROCESSING AND PRODUCTION SERVICES AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

TIME WARNER CABLE ENTERPRISES LLC

This Third Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Time Warner Cable Enterprises LLC (“TWC”).  The Effective Date of this Amendment is the date last signed below.  CSG and TWC entered into a certain Amended and Restated Processing and Production Services Agreement effective April 30, 2014, as amended (CSG document no. 2505411) (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to its terms.

CSG and TWC agree as follows:

1.

In accordance with Exhibit C, Pricing Schedule and Pricing Adjustment, of the Agreement, specifically, Section 3, Pricing Schedule, Subsection III, Materials, as a result of CSG’s bringing a portion of the paper production process in-house, the Fee for “Document Stock – 24# plain white paper, with one perforation (used for SmartColor printing),” is hereby ******* **** $****** to $****** effective June 1, 2015.  The Fee will continue to be subject to adjustment as provided in Exhibit C, Pricing Schedule and Pricing Adjustment, Section 1, Pricing Adjustment, Subsection (b).

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

TIME WARNER CABLE ENTERPRISES LLC (“CUSTOMER”)	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Cesar Beltran	By: /s/ Joseph T. Ruble
Name: Cesar Beltran	Name: Joseph T. Ruble
Title: Vice President	Title: EVP, CAO & General Counsel
Date: August 17th, 2015	Date: 28 August 2015